SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                 FORM 8-K

                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  September 24, 2004

                      Commission File Number 1-05707

                   GENERAL EMPLOYMENT ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)

           Illinois                                   36-6097429
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                   Identification Number)

   One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois      60181
       (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code:  (630) 954-0400




Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 24, 2004, Triad Personnel Services, Inc., a wholly-owned subsidiary of General Employment Enterprises, Inc. (the "Company"), completed a transaction to sell the assets and business operations of its Pittsburgh, Pennsylvania staffing business ("GenTech") to Generation Technologies, L.P., a Pennsylvania limited partnership (the "Buyer"). The assets sold include GenTech's office furniture and equipment, and accounts receivable.

Michael P. Verona is a principal of the Buyer. The Company purchased GenTech in 2001 from a corporation owned by Mr. Verona, and the Company employed Mr. Verona as the branch manager of GenTech until September 2004. Prior to the completion of the 2004 transaction, certain disputes had arisen between the Company and Mr. Verona in connection with his employment and non-competition agreements.

The Company received a single cash payment of $715,000, subject to minor post-closing adjustments, in consideration for the sale of assets and settlement of the employment and non-competition disputes. The amount of consideration was determined through negotiations between the Buyer and the Company.

As a result of the transaction, the Company will add approximately $715,000 to its cash balances, will write off $1,088,000 of goodwill associated with GenTech, and expects to record a pretax loss on the disposal of approximately $540,000. The Company anticipates that the results of GenTech, including the loss on disposal, will be reflected as discontinued operations in the statement of consolidated operations to be contained in its Form 10-KSB for the fiscal year ending September 30, 2004.


Item 9.01 Financial Statements and Exhibits.

Pro forma financial information

On September 24, 2004, the Company completed a transaction to sell the assets and business operations of its Pittsburgh, Pennsylvania staffing business, GenTech. The assets sold include GenTech's office furniture and equipment, and accounts receivable. The Company received a single cash payment of $715,000, subject to minor post-closing adjustments, in consideration for the sale of assets. The following unaudited pro forma financial statements give effect to the disposal.

The historical information was derived from the Company's unaudited balance sheet as of June 30, 2004, the Company's unaudited statement of operations for the nine months ended June 30, 2004, and the Company's audited statement of operations for the year ended September 30, 2003. The unaudited pro forma financial information should be read in connection with the historical financial statements and related notes contained in the Company's Form 10-QSB quarterly report for the period ended June 30, 2004 and Form 10-K annual report for the year ended September 30, 2003.

The unaudited pro forma balance sheet as of June 30, 2004 gives effect to the disposal as if had occurred on that date. The unaudited pro forma statements of operations for the nine months ended June 30, 2004 and for the year ended September 30, 2003 assume that that disposal had occurred on October 1, 2002. The unaudited pro forma adjustments reflect the receipt of cash proceeds by the Company and the disposal of GenTech.

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The unaudited pro forma financial information is being provided for informational purposes only. It is not necessarily indicative of the results that might have been achieved had the disposal actually taken place on the assumed earlier dates.




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GENERAL EMPLOYMENT ENTERPRISES, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                          As of June 30, 2004
                                                        Less  Adjust-     Pro
(In Thousands)                           Historical  GenTech   ments    Forma

ASSETS
Current assets:
Cash and cash equivalents                    $3,447   $   --    $715   $4,162
Accounts receivable,
   less allowances ($302)                     1,914      159      --    1,755
Other current assets                            512        3      --      509

Total current assets                          5,873      162     715    6,426

Property and equipment:
Furniture, fixtures and equipment             4,943       77      --    4,866
Accumulated depreciation and amortization    (4,262)     (55)     --   (4,207)

Net property and equipment                      681       22      --      659

Goodwill                                      1,088    1,088      --       --

Total assets                                 $7,642   $1,272    $715   $7,085


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accrued compensation and payroll taxes       $1,222    $  --   $  --   $1,222
Other current liabilities                       777       --      25      802

Total current liabilities                     1,999       --      25    2,024

Shareholders' equity:
Preferred stock, authorized -- 100 shares;
   issued and outstanding -- none                --       --      --       --
Common stock, no-par value; authorized --
   20,000 shares; issued and outstanding --
   5,136 shares                                  51       --      --       51
Capital in excess of stated value of shares   4,774       --      --    4,774
Retained earnings                               818    1,272     690      236

Total shareholders' equity                    5,643    1,272     690    5,061

Total liabilities and shareholders' equity   $7,642   $1,272    $715   $7,085

See notes to unaudited pro forma consolidated financial statements.




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GENERAL EMPLOYMENT ENTERPRISES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                             Nine Months Ended June 30, 2004
                                                             Less        Pro
(In Thousands, Except Per Share)            Historical    GenTech      Forma

Net revenues:
Contract services                              $ 9,854    $  984     $ 8,870
Placement services                               4,346        --       4,346

Net revenues                                    14,200       984      13,216

Operating expenses:
Cost of contract services                        7,150       710       6,440
Selling                                          2,718        37       2,681
General and administrative                       5,282       329       4,953

Total operating expenses                        15,150     1,076      14,074

Loss from operations                              (950)      (92)       (858)
Investment income                                   31        --          31

Net loss                                       $  (919)   $  (92)    $  (827)

Average number of shares -
   basic and diluted                             5,130                 5,130

Net loss per share -
   basic and diluted                           $  (.18)              $  (.16)

See notes to unaudited pro forma consolidated financial statements.




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GENERAL EMPLOYMENT ENTERPRISES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                               Year Ended September 30, 2003
                                                             Less        Pro
(In Thousands, Except Per Share)            Historical    GenTech      Forma

Net revenues:
Contract services                              $13,121    $ 1,644    $11,477
Placement services                               5,488         --      5,488

Net revenues                                    18,609      1,644     16,965

Operating expenses:
Cost of contract services                        9,068      1,193      7,875
Selling                                          3,710         68      3,642
General and administrative                       9,395        479      8,916

Total operating expenses                        22,173      1,740     20,433

Loss from operations                            (3,564)       (96)    (3,468)
Investment income                                   58         --         58

Net loss                                       $(3,506)   $   (96)   $(3,410)

Average number of shares -
   basic and diluted                             5,121                 5,121

Net loss per share -
   basic and diluted                           $  (.68)              $  (.67)

See notes to unaudited pro forma consolidated financial statements.




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NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of presentation

On September 24, 2004, the Company completed a transaction to sell the assets and business operations of GenTech. The assets sold include GenTech's office furniture and equipment, and accounts receivable. The Company received a single cash payment of $715,000, subject to minor post-closing adjustments, in consideration for the sale of assets. The unaudited pro forma financial statements give effect to the disposal.

The historical information was derived from the Company's unaudited balance sheet as of June 30, 2004, the Company's unaudited statement of operations for the nine months ended June 30, 2004, and the Company's audited statement of operations for the year ended September 30, 2003. The unaudited pro forma financial information should be read in connection with the historical financial statements and related notes contained in the Company's Form 10-QSB quarterly report for the period ended June 30, 2004 and Form 10-K annual report for the year ended September 30, 2003.

The unaudited pro forma balance sheet as of June 30, 2004 gives effect to the disposal as if had occurred on that date. The unaudited pro forma statements of operations for the nine months ended June 30, 2004 and for the year ended September 30, 2003 assume that the disposal had occurred on October 1, 2002. The unaudited pro forma adjustments reflect the receipt of cash proceeds by the Company and the disposal of GenTech.

The unaudited pro forma financial information is being provided for informational purposes only. It is not necessarily indicative of the results that might have been achieved had the disposal actually taken place on the assumed earlier dates.


Pro forma adjustments

The unaudited pro forma financial statements reflect the exclusion of the assets, liabilities and results of operations of GenTech for the periods indicated. The unaudited pro forma adjustments reflect the $715,000 cash payment received in the transaction, and estimated expenses of $25,000.

The unaudited pro forma consolidated statements of operations present the income or loss from continuing operations, and the loss on disposal has not been reflected in them. The Company expects to reflect a pretax loss on the disposal of approximately $540,000 in the statement of consolidated operations to be contained in its Form 10-KSB for the fiscal year ending September 30, 2004.

No additional adjustments were reflected in the unaudited pro forma financial statements, such as to reflect investment income on the proceeds or to reverse previously recorded goodwill amortization, because the effects would be insignificant.

There were no credits for income taxes as a result of the pretax loses because the losses must be carried forward for income tax purposes, and there was not sufficient assurance that future tax benefits would be realized.




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Exhibits

The following exhibit is filed as a part of this report:

No.    Description of Exhibit

2.01 Asset Purchase Agreement among Triad Personnel Services, Inc., Michael P. Verona and Generation Technologies, L.P. dated
       September 24, 2004.



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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  September 29, 2004          By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer




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